Exhibit 99.16

MBNA MASTER CREDIT CARD TRUST II

SERIES 1996-H

KEY PERFORMANCE FACTORS
NOVEMBER, 1999



        Expected B Maturity                                       09/17/01


        Blended Coupon                                          6.1567%



        Excess Protection Level
          3 Month Average  5.77%
          November, 1999  5.25%
          October, 1999  6.22%
          September, 1999  5.84%


        Cash Yield                                  18.33%


        Investor Charge Offs                        4.89%


        Base Rate                                   8.19%


        Over 30 Day Delinquency                     5.02%


        Seller's Interest                           8.52%


        Total Payment Rate                          14.09%


        Total Principal Balance                     $ 48,461,894,441.68


        Investor Participation Amount               $ 1,200,000,000.00


        Seller Participation Amount                 $ 4,130,074,923.19